Exhibit 10.12

           COLLATERAL ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS
                              (SECURITY AGREEMENT)

                                     between

                     BOUNDLESS MANUFACTURING SERVICES, INC.

                                       and

                          BOUNDLESS TECHNOLOGIES, INC.

                                  as Assignors

                                       and

                       THE CIT GROUP/BUSINESS CREDIT, INC.
                                   as Assignee

                            Dated as of June 27, 2002

           COLLATERAL ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS
                              (SECURITY AGREEMENT)

      COLLATERAL ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS (SECURITY AGREEMENT) made as of this 27th day of June, 2002 by and among Boundless Manufacturing Services, Inc., a Delaware corporation, Boundless Technologies, Inc., a Delaware corporation (each, a "Company" and collectively, the "Companies") and The CIT Group/Business Credit, Inc. (the "Assignee"). (Boundless Manufacturing Services, Inc. and Boundless Technologies, Inc. referred to herein collectively, as "Assignors"). Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Financing Agreement (as defined below).

                              W I T N E S S E T H:

      WHEREAS, Assignors and Assignee are parties to a Financing Agreement of even date herewith (as the same may hereafter be amended, supplemented or otherwise modified from time to time, the "Financing Agreement") providing for extensions of credit and other financial accommodations to be made to Assignors by Assignee;

      WHEREAS, the terms of the Financing Agreement grant to the Assignee a security interest in certain of the Assignors' assets, including, without limitation, their patents, patent rights and applications therefor, trademarks and applications therefor, copyrights and all applications and registrations therefor, license rights and goodwill;

      NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignors agree as follows:

      Grant of Security Interest. As security for the complete and timely payment and satisfaction of the Obligations the Assignors hereby grant to the Assignee, a continuing security interest in and continuing lien on each Assignor's entire right, title and interest in and to all of the now owned or existing and hereafter acquired or arising:

            (a) United States and foreign patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule A attached hereto and made a part hereof, and the reissues, divisions, continuations, renewals, extensions and continuations in-part of any of the foregoing, and all income, royalties, damages and payments now and hereafter due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing United States and foreign patents and patent applications are sometimes hereinafter individually and/or collectively referred to as the "Patents");

            (b) United States and foreign copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations, and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule B attached hereto and made a part hereof, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing United States and foreign copyrights are sometimes hereinafter individually and/or collectively referred to as the "Copyrights");

            (c) United States and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed on Schedule C attached hereto and made a part hereof or of any of the foregoing (all of the foregoing trademarks, tradenames, service marks, trademark registrations, service mark registrations, trademark applications and service mark applications are sometimes hereinafter individually and/or collectively referred to as the "Trademarks");

            (d) any license agreement in which each Assignor is or becomes licensed to use a Patent, Copyright, Trademark or the know-how of any other Person including, without limitation, the license agreements listed on Schedules A, B and C attached hereto and made a part hereof (all the foregoing are referred to as the "Licenses"); and

            (e) the goodwill of each Assignor's business connected with the use of and symbolized by the Trademarks.

All of the foregoing items set forth in clauses (a) through (e) are hereinafter referred to collectively as the "Collateral" and shall be included as part of the definition of Collateral in the Financing Agreement. Each Assignor hereby covenants with Assignee as follows:

      1. Assignors' Obligations. Each Assignor agrees that it will perform and discharge and remain liable for all its covenants, duties, and obligations arising in connection with the Collateral and any licenses and agreements related thereto. Assignee shall have no obligation or liability in connection with the Collateral or any licenses or agreements relating thereto by reason of this Assignment or any payment received by Assignee relating to the Collateral and Assignee shall not be required to perform any covenant, duty or obligation of each Assignor arising in connection with the Collateral or any license or agreement related thereto or to take any other action regarding the Collateral or any such licenses or agreements, except and only to the extent that Assignee has acquired absolute ownership of the Collateral upon an exercise of its remedies under Section 4 hereof.

      2. Representations and Warranties. Each Assignor represents and warrants to Assignee that as of the date hereof: (a) each Assignor is the beneficial and record owner of the Collateral, and no adverse claims have been made with respect to its title to or the validity of the Collateral; (b) the trademarks and service marks covered by the Licenses and the Trademarks as listed on Schedule C are the only trademarks, service marks, trademark and service mark registrations and applications therefor and the only trade names and trade styles in which each Assignor has any or all right, title and interest; (c) the patents and patent applications listed on Schedule A are the only patents and patent applications in which each Assignor has any or all right, title and interest; (d) the copyright registrations and applications listed on Schedule B are the only copyright registrations and applications in which each Assignor has any or all right, title and interest; (e) none of the Collateral is subject to any existing mortgage, pledge, lien, security interest, lease, charge, encumbrance, settlement or consent, covenant not to sue, non-assertion assurance, release or license (by each Assignor as licensor); (f) each Assignor has performed all acts and has paid all renewal, maintenance and other fees and taxes required to maintain each and every registration and application of the Collateral in full force and effect; (g) no claims have been made against either Assignor that the use of any of the Collateral violates the asserted rights of any third party; (h) to the best of each Assignor's knowledge, no third party is infringing upon any of the Collateral; and (i) when this Agreement is filed in and recorded by the United States Patent and Trademark Office (the "Trademark Office"), the United States Copyright Office (the "Copyright Office") and appropriate filings have been made under Article 9 of the Uniform Commercial Code, and the Assignee has taken the other actions contemplated by the Financing Agreement and in this Agreement, this Agreement will create a legal and valid perfected and continuing lien on and security interest in the Collateral in favor of Assignee, enforceable against each Assignor and all third parties, subject to no other mortgage, lien, charge, encumbrance, or security or other interest, except as expressly permitted the Financing Agreement.

      3. Covenants. Each Assignor will maintain and renew all items of Collateral necessary for the conduct of its business and all registrations of the Collateral necessary for the conduct of its business and will defend the Collateral against the claims of all persons. The Assignors will maintain the same standards of quality for the goods and services in connection with which the Trademarks and the trademarks covered by the Licenses are used as each Assignor or such other persons maintained for such goods and services prior to entering into this Agreement. Assignee shall have the right to enter upon each Assignor's premises at all reasonable times to monitor such quality standards. Each Assignor shall promptly notify Assignee if it knows or has reason to know that any of the Collateral may become subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the Trademark Office, the Copyright Office, or any court. In the event that any of the Collateral is infringed or diluted by a third party, promptly after either Assignor becomes aware of such infringement or dilution, such Assignor shall take all reasonable actions to stop such infringement or dilution and protect its exclusive rights in such Collateral including, but not limited to, the initiation of a suit for injunctive relief and to recover damages. Without limiting the generality of the foregoing, neither Assignor shall permit the expiration, termination or abandonment of any Trademark, Patent, Copyright or License used in or necessary for the conduct of its business without the prior written consent of Assignee. If, before the Obligations have been satisfied in full, either Assignor shall obtain rights to or be licensed to use any new Trademark, Copyright or Patent not identified on Schedules A, B or C hereto, the provisions of Section 1 hereof shall automatically apply thereto and each Assignor shall give Assignee prompt notice thereof in writing.

      4. Remedies Upon Default. Whenever any Event of Default shall occur and be continuing, Assignee shall have all the rights and remedies granted to it in such event by the Financing Agreement, which rights and remedies are specifically incorporated herein by reference and made a part hereof. Assignee in such event may collect directly any payments due to each Assignor in respect of the Collateral and, subject to any limitations imposed under any license agreements constituting part of the Collateral, may sell, license, lease, assign, or otherwise dispose of the Collateral in the manner set forth in the Financing Agreement. Each Assignor agrees that, in the event of any disposition of the Collateral upon any such Event of Default which is continuing, it will duly execute, acknowledge, and deliver all documents necessary or advisable to record title to the Collateral in any transferee or transferees thereof, including, without limitation, valid, recordable assignments of the Collateral. In the event an Event of Default occurs and is continuing, each Assignor hereby irrevocably appoints Assignee as its attorney-in-fact, with power of substitution, to execute, deliver, and record any such documents on each Assignor's behalf. Notwithstanding any provision hereof to the contrary, during the continuance of an Event of Default, each Assignor may sell merchandise or services bearing the Trademarks, Copyrights and trademarks or copyrights covered by the Licenses and utilize the Patents and patents covered by the Licenses in the ordinary course of its business and in a manner consistent with its past practices, until it receives written notice from Assignee of an intended sale or disposition of the Collateral. The preceding sentence shall not limit any right or remedy granted to each Assignee with respect to each Assignor's inventory and other property under the Financing Agreement or any other agreement now or hereinafter in effect.

      5. Power of Attorney. Concurrently with the execution and delivery hereof, each Assignor shall execute and deliver to the Assignee, in the form of Exhibit 1 hereto, a Special Power of Attorney for the implementation of the assignment, sale, license, lease or other disposition of the Trademarks, Copyrights, Patents and Licenses pursuant to Section 4. Each Assignor hereby releases Assignee from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Assignee in accordance with Section 4 under the powers of attorney granted therein, other than actions taken or omitted to be taken through the bad faith, willful misconduct or gross negligence of Assignee, as determined by a final, non-appealable order of a court of competent jurisdiction.

      6. Cumulative Remedies. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided by law. The security interest granted hereby is granted in conjunction with the security interest granted to Assignee under the Financing Agreement and the other Financing Documents. The rights and remedies of Assignee with respect to the security interest granted hereby are in addition to those set forth in the Financing Agreement and the other Financing Documents and those which are now or hereafter available to Assignee as a matter of law or equity. The exercise by Assignee of any one or more of the rights, powers or remedies provided for in this Agreement, the Financing Agreement and the other Financing Documents or now or hereafter existing at law or in equity shall not preclude the simultaneous or later exercise by any person, including Assignee, of any or all other rights, powers or remedies. The rights and remedies provided herein are intended to be in addition to and not in substitution of the rights and remedies provided by the Financing Agreement and the other Financing Documents.

      7. Amendments and Waivers. This Agreement may not be modified, supplemented, or amended, or any of its provisions waived at the request of either Assignor, without the prior written consent of Assignee. Each Assignor hereby authorizes Assignee to modify this Agreement by amending the Schedules hereto to include any future Trademark, Patent, Copyright, License or other additional Collateral in the future arising.

      8. Waiver of Rights. No course of dealing between the parties to this Agreement or any failure or delay on the part of any such party in exercising any rights or remedies hereunder shall operate as a waiver of any rights and remedies of such party or any other party, and no single or partial exercise of any rights or remedies by one party hereunder shall operate as a waiver or preclude the exercise of any other rights and remedies of such party or any other party. No waiver by Assignee of any breach or default by each Assignor shall be deemed a waiver of any other previous breach or default or of any breach or default occurring thereafter.

      9. Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided however, that no interest herein or in or to the Collateral may be assigned by each Assignor without the prior written consent of Assignee; and, provided further, that the Assignee may assign the rights and benefits hereof to any party acquiring any interest in the Obligations or any part thereof.

      10. Further Acts. The Assignors shall have the duty to prosecute diligently any application for the Patents, Trademarks and Copyrights necessary for the conduct of its business pending as of the date of this Agreement or thereafter, until the Obligations shall have been paid in full, and to make applications on material unregistered but registrable trademarks and copyrights and unpatented or unregistered but patentable or registrable inventions necessary for the conduct of its business in any location where each Assignor does business and to preserve and maintain all rights in the Collateral necessary for the conduct of its business. Any expenses incurred in connection with such applications shall be borne by such Assignor. Neither Assignor shall abandon any right to file a trademark, service mark application or registration for any trademark, service mark, copyright, copyright application or patent application or registration used in or necessary for the conduct of its business, or abandon any such pending applications or registrations necessary for the conduct of its business, without the consent of Assignee.

      11. Enforcement. Upon the Assignors' failure to do so after Assignee's demand, or upon an Event of Default, Assignee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Trademarks, Patents, Copyrights, or the trademarks, patents or copyrights covered by the Licenses, in which event each Assignor shall at the request of Assignee do any and all lawful acts and execute any and all proper documents that may be reasonably requested by Assignee in aid of such enforcement including, but not limited to, joining as a plaintiff in any such enforcement action, and Assignor shall promptly, upon demand, reimburse and indemnify Assignee or its agents for all costs and expenses incurred by Assignee in the exercise of its rights under this Section 11.

      12. Release and Re-Assignment. At such time as all of the Obligations have been satisfied, and the Financing Agreement Documents has been terminated, other than upon enforcement of Assignee's remedies after an Event of Default, Assignee will, subject to and in accordance with the applicable terms of the Financing Agreement, execute and deliver to each Assignor all deeds, assignments and other instruments as may be necessary or proper to release Assignee's lien in the Collateral and reassign to each Assignor any and all rights of Assignee therein which were granted to Assignee hereunder, subject to any dispositions thereof which may have been made by Assignee pursuant hereto.

      13. Severability. If any clause or provision of this Agreement shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect any other clause or provision in any other jurisdiction.

      14. Notices. All notices, requests and demands to or upon each Assignor or Assignee under this Agreement shall be given in the manner prescribed by the Financing Agreement.

      15. Governing Law. This Agreement shall be governed by and construed, applied, and enforced in accordance with the federal laws of the United States of America applicable to trademarks, patents and copyrights and the laws of the State of New York, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

      16. Counterparts. This Agreement may be signed in one or more counterparts, and by each party in separate counterparts, which, when taken together, shall constitute one and the same document.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

                                         BOUNDLESS MANUFACTURING SERVICES, INC.

                                         By: /s/ Joseph Gardner
                                             -------------------------------
                                             Name: Joseph Gardner
                                             Title: CFO


                                         BOUNDLESS TECHNOLOGIES, INC.

                                         By: /s/ Joseph Gardner
                                             -------------------------------
                                             Name: Joseph Gardner
                                             Title: CFO


                                         THE CIT GROUP/BUSINESS CREDIT, INC.

                                         By: /s/ Debra Putzer
                                             -------------------------------
                                             Name: Debra Putzer
                                             Title:

                                   Schedule A

                                     Patents

U.S. Patent No.                  Date Issued           Related Foreign Patents
---------------                  -----------           -----------------------

4,611,202                        09/09/86

4,639,891                        01/27/87

4,654,650                        03/31/87

D289,761                         05/12/87

D314,563                         02/12/91

D316,547                         04/30/91

4,864,197                        09/05/89

D311,378                         10/30/90

4,962,378                        10/09/90

5,012,232                        04/30/91

D314,952                         02/26/91

D320,010                         09/17/91

1,059,279                        11/21/89

5,062,059                        10/29/91

5,021,712                        06/04/91

5,037,050                        08/06/91

5,145,434                        09/08/92

D337,104                         07/06/93

D330,017                         10/06/92

5,165,020                        11/17/92

5,455,492                        10/03/95

                               Patent Applications

U.S. Patent Application No.                      Date Applied
---------------------------                      ------------

Not applicable

                                 Patent Licenses

Name of Agreement                  Parties                   Date of Agreement
-----------------                  -------                   -----------------

Not applicable

                                   Schedule B

                             Copyright Registrations

                                      None

                                   Schedule C

                             Trademark Registrations

         Mark                            No.                             Date
         ----                            ---                             ----

Consul                                76148231                         10/17/00

Littlefoot                            75463345                         03/31/98

Persistent Portal                     75873357                         12/15/99

Mentor Pro                            76763805                         07/29/99

Regent                                76752181                         07/15/99

Boundless Technologies                75172425                         09/26/96

Boundless Technologies                75132245                         09/26/96

Boundless                             75137642                         07/22/96

BESI                                  74437626                         09/20/93

MENTOR                                73286270                         11/17/80

ADDS                                  73243335                         12/17/79

                             Trademark Applications

      Mark                      No.                    Date Applied
      ----                      ---                    ------------

 Not applicable

                               Trademark Licenses

Name of Agreement                Parties             Date of Agreement
-----------------                -------             -----------------

                             Unregistered Trademarks

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

      On the 27th day of June, 2002 before me personally came ______________________, to me known, who being by me duly sworn, did depose and say that he is the ____________________ of Boundless Manufacturing Services, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                     ___________________________
                                                     Notary Public

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

      On the 27th day of June, 2002 before me personally came
_____________________, to me known, who being by me duly sworn, did depose and say that he is the ____________________ of Boundless Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                     ___________________________
                                                     Notary Public

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

      On the 27th day of June, 2002 before me personally came __________, to me known, who being by me duly sworn, did depose and say that he is the _____________ of , THE CIT GROUP/BUSINESS CREDIT, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                     ___________________________
                                                     Notary Public

                                                                       EXHIBIT 1

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

      KNOW ALL MEN BY THESE PRESENTS, THAT Boundless Manufacturing Services, Inc., a Delaware corporation (hereinafter called "Assignor"), hereby appoints and constitutes THE CIT GROUP/BUSINESS CREDIT, INC. (hereinafter called "Assignee") its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of
Assignor:

      1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to: (i) any trademarks, trade names and service marks, and all registrations, renewals, recordings and all pending applications therefor, and all licenses therefor; (ii) any patents and patent applications and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations in part and all licenses therefor; and (iii) any copyrights, copyright applications, rights and interests in copyrights, works protectable by copyrights and all renewals therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

      2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

      This power of attorney is made pursuant to a Collateral Assignment of Patents, Trademarks and Copyrights (Security Agreement) dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of
Section 4 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such security agreement.

Dated: As of ______________, 2002

                                          BOUNDLESS MANUFACTURING SERVICES, INC.
                                          (as "Assignor")


                                          Boundless Manufacturing Services, Inc.
                                          --------------------------------------
                                          Assignor


                                          By: /s/ Joseph Gardner
                                              ----------------------------------
                                              Name: Joseph Gardner
                                              Title: CFO

                                                                       EXHIBIT 1

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

      KNOW ALL MEN BY THESE PRESENTS, THAT Boundless Technologies, Inc., a Delaware corporation (hereinafter called "Assignor"), hereby appoints and constitutes THE CIT GROUP/BUSINESS CREDIT, INC. (hereinafter called "Assignee") its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

      1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to: (i) any trademarks, trade names and service marks, and all registrations, renewals, recordings and all pending applications therefor, and all licenses therefor; (ii) any patents and patent applications and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations in part and all licenses therefor; and (iii) any copyrights, copyright applications, rights and interests in copyrights, works protectable by copyrights and all renewals therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

      2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

      This power of attorney is made pursuant to a Collateral Assignment of Patents, Trademarks and Copyrights (Security Agreement) dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of
Section 4 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such security agreement.

Dated: As of ______________, 2002

                                                BOUNDLESS TECHNOLOGIES, INC
                                                (as "Assignor")


                                                /s/ Boundless Technologies, Inc.
                                                --------------------------------
                                                Assignor


                                                By: /s/ Joseph Gardner
                                                   -----------------------------
                                                    Name:  Joseph Gardner
                                                    Title:  CFO

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

      On the 27th day of June, 2002 before me personally came __________________, to me known, who being by me duly sworn, did depose and say that he is the ___________________ of Boundless Manufacturing Services, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                     ___________________________
                                                     Notary Public

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

      On the 27th day of June, 2002 before me personally came _______________, to me known, who being by me duly sworn, did depose and say that he is the _________________ of Boundless Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                     ___________________________
                                                     Notary Public